Supplemental Agreement No. 8

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 8 (SA-8), entered into as of December 20, 2017, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA‑8 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.
WHEREAS, Customer has elected to exercise its right to purchase forty (40) option aircraft, and to accelerate the scheduled deliveries of certain 737-8 Aircraft, all as identified in Table 1A, Aircraft Delivery, Description, Price, and Advance Payments 737-8 Aircraft, attached hereto.
WHEREAS, Boeing and Customer agree to reschedule the deliveries of certain 737-7 Aircraft as identified in Table 1B, Aircraft Delivery, Description, Price, and Advance Payments 737-7 Aircraft, attached hereto.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to include-*** exercised option aircraft ***
in LA- 1106475R3,
***        attached hereto.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to make certain changes to the Letter Agreement entitled *** in LA-1106467R1.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SWA-PA-03729	1	SA-8
BOEING PROPRIETARY

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to incorporate a package of configuration options and master changes previously accepted by Customer for 737-7 Aircraft, in accordance with LA-1106463R3, paragraph 2, Open Matters.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to revise Supplemental Exhibit BFE2 to reflect the selection dates and on dock dates of BFE for the 737-7 Aircraft, in accordance with LA-1106463R3, paragraph 3, Open Matters.
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1. TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised by this SA‑8 and is identified by “SA‑8”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2. TABLES.

Table 1A, Aircraft Delivery, Description, Price and Advance Payments - 737-8 Aircraft, is deleted in its entirety and replaced by a new Table 1A (identified by "SA-8") attached hereto and incorporated into the Purchase Agreement by this reference.

Table 1B, Aircraft Delivery, Description, Price and Advance Payments - 737-7 Aircraft, is deleted in its entirety and replaced by a new Table 1B (identified by "SA-8") attached hereto and incorporated into the Purchase Agreement by this reference.

3. EXHIBITS.

3.1. Exhibit A1, 737-8 Aircraft Configuration, is deleted in its entirety and replaced by the updated Exhibit A1 attached hereto and incorporated into the Purchase Agreement by this reference.

3.2. Exhibit A2, 737-7 Aircraft Configuration, is deleted in its entirety and replaced by the updated Exhibit A2 attached hereto and incorporated into the Purchase Agreement by this reference.

3.3. Exhibit BFE2, Buyer Furnished Equipment Variables, is added to and incorporated into the Purchase Agreement by this reference.

4. LETTER AGREEMENTS.

SWA-PA-03729	2	SA-8
BOEING PROPRIETARY

4.1. Letter Agreement SWA-PA-03729-LA-1106463R2, Open Matters, is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106463R3.

4.2. Letter Agreement SWA-PA-03729-LA 1106467R1, ***
is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA 1106467R2.

4.3. Letter Agreement SWA-PA-03729-LA-1106474R1, Option Aircraft, and its Attachment 1 are deleted in their entirety and are replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106474R2 and its Attachment 1.

4.4. Letter Agreement SWA-PA-03729-LA-1106475R2, ***
is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106475R3.

4.5. Letter Agreement SWA-PA-03729-LA-1106476R1, ***

4.6. is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106476R2.

4.7. Letter Agreement SWA-PA-03729-LA-1106484, ***
and its Attachments A and B are deleted in their entirety and are replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106484R1 and its Attachments A and B.

4.8. Letter Agreement SWA-PA-03729-LA-1301170R1,***
is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1301170R2.

5. ADVANCE PAYMENT IMPACTS.

***

6. IMPACTS TO PREVIOUSLY DELIVERED AIRCRAFT.
6.1. In accordance with Letter Agreement SWA-PA-03729-LA-1106475R3,
***

SWA-PA-03729	3	SA-8
BOEING PROPRIETARY

6.2. In consideration of Boeing and Customer entering into an agreement to exercise (40) 737-8 options, ***

7. SA-8 PAYMENT.

***

SWA-PA-03729	4	SA-8
BOEING PROPRIETARY

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Kyle Kersavage	By: /s/ Chris Monroe

Chris Monroe
Its: Attorney-In-Fact	Its: SVP, Finance

SWA-PA-03729	5	SA-8
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES	TITLES

Article 1	Quantity, Model and Description	SA-2

Article 2	Delivery Schedule

Article 3	Price

Article 4	Payment	SA-2

Article 5	Additional Terms

TABLE	TITLE

1A	737-8 Aircraft Information Table	SA-8

1B	737-7 Aircraft Information Table	SA-8

EXHIBIT

A1	737-8 Aircraft Configuration	SA-8

A2	737-7 Aircraft Configuration	SA-8

B*	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS	TITLES

AE1*	Escalation Adjustment/Airframe and Optional Features

BFE1	BFE Variables for 737-8	SA-7

BFE2	BFE Variables for 737-7	SA-8

CS1	Customer Support Variables

CS1-7MAX	Customer Support Variables	SA-2

EE1*	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R3	Open Matters	SA-8

SWA-PA-03729		SA-8
	BOEING PROPRIETARY	Page 1

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106464*	***

SWA-PA-03729-LA-1106465*	***

SWA-PA-03729-LA-1106466	***

SWA-PA-03729-LA-1106467R2	***	SA-8

SWA-PA-03729-LA-1106468*	***

SWA-PA-03729-LA-1106469R1	***	SA-2

SWA-PA-03729-LA-1106470R1	***	SA-2

SWA-PA-03729-LA-1106471R1	***	SA-2

SWA-PA-03729-LA-1106473R1	***	SA-5

SWA-PA-03729-LA-1106474R2	Option Aircraft Attachment 1	SA-8 SA-8

SWA-PA-03729-LA-1106475R3	***	SA-8

SWA-PA-03729-LA-1106476R2	***	SA-8

SWA-PA-03729-LA-1106477*	***

SWA-PA-03729-LA-1106478	***

SWA-PA-03729-LA-1106479R1	***	SA-2

SWA-PA-03729-LA-1106480R1	***	SA-2

SWA-PA-03729-LA-1106481R2	***	SA-2

SWA-PA-03729-LA-1106482*	***

SWA-PA-03729-LA-1106483*	***

SWA-PA-03729-LA-1106484R1	***	SA-8
	Attachment A	SA-8
	Attachment B	SA-8

SWA-PA-03729-LA-1106485*	***

SWA-PA-03729-LA-1209080	***	SA-1

SWA-PA-03729		SA-8
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1210419	***
	***	SA-1

SWA-PA-03729-LA-1300943	***	SA-2

SWA-PA-03729-LA-1301168R3	***	SA-6

SWA-PA-03729-LA-1301170R2	***	SA-8

SWA-PA-03729-LA-1400371	***	SA-7

SASWA-PA-03729-LA-1503792	***	SA-6

SWA-PA-03729-LA-1500831	***
	***	SA-7

SWA‑PA‑03729‑LA‑1602486	***	SA-5

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-8
	BOEING PROPRIETARY	Page 3

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA- 1106472R1	***	SA-2	Deleted under SA-4
SWA-PA- 01810/03729-LA- 1301169	***	SA-2	Deleted under SA-4

SWA-PA-03729		SA-8
	BOEING PROPRIETARY	Page 4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-P (5/1/2017)
Engine Model/Thrust:	CFMLEAP-1B28	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2017	1	***	36929†	***	A	Note 1	***	***	***	***	***
Jul-2017	2	***	42558†, 42559†	***	C	Note 1	***	***	***	***	***
Aug-2017	3	***	36979, 36930, 36984	***	A	Note 1	***	***	***	***	***
Aug-2017	3	***	42563, 42566†, 42567	***	C	Note 1	***	***	***	***	***
Sep-2017	1	***	36934	***	A	Note 1	***	***	***	***	***
Oct-2017	1	***	42544	***	A		***	***	***	***	***
Oct-2017	1	***	42570	***	C		***	***	***	***	***
Nov-2017	1	***	36988†	***	A		***	***	***	***	***
Dec-2017	1	***	42554†	***	C		***	***	***	***	***
Mar-2018	1	***	36989†	***	A		***	***	***	***	***
Mar-2018	1	***	42571	***	C		***	***	***	***	***
Apr-2018	1	***	42546	***	A		***	***	***	***	***
Jun-2018	1	***	42572	***	C		***	***	***	***	***
Jun-2018	1	***	42547	***	A		***	***	***	***	***
Jul-2018	1	***	42556†	***	C		***	***	***	***	***
Aug-2018	3	***	42548, 37019, 42549	***	A		***	***	***	***	***
Aug-2018	1	***	42574	***			***	***	***	***	***
Sep-2018	3	***	42575, 42573, 42576	***			***	***	***	***	***
Jun-2019	1	***	42577	***			***	***	***	***	***
Jun-2019	1	***	37042	***	A		***	***	***	***	***

SA-8
SWA-PA-03729 107813-1F.TXT	Boeing Proprietary	Page 1

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2019	1	***	42550	***	A		***	***	***	***	***
Jul-2019	2	***	65437, 65436	***	E OPEX		***	***	***	***	***
Sep-2019	2	***	65471, 65438	***	E OPEX		***	***	***	***	***
Oct-2019	2	***	42551, 37043	***	A		***	***	***	***	***
Oct-2019	1	***	65439	***	OPEX		***	***	***	***	***
Oct-2019	1	***	65440	***	OPEX		***	***	***	***	***
Nov-2019	1	***	42536	***	A		***	***	***	***	***
Nov-2019	1	***	65473	***	D OPEX		***	***	***	***	***
Dec-2019	1	***	36722	***	B		***	***	***	***	***
Dec-2019	1	***	42537	***	A		***	***	***	***	***
Feb-2020	1	***	36727	***	B		***	***	***	***	***
Mar-2020	2	***	42579, 42580	***			***	***	***	***	***
Apr-2020	1	***	42539	***	A		***	***	***	***	***
Apr-2020	1	***	65441	***	OPEX		***	***	***	***	***
May-2020	1	***	42553	***	A		***	***	***	***	***
May-2020	1	***	35970	***	B		***	***	***	***	***
Jun-2020	1	***	42607	***			***	***	***	***	***
Jun-2020	1	***	65442	***	OPEX		***	***	***	***	***
Jul-2020	1	***	42540	***	A		***	***	***	***	***
Jul-2020	2	***	65443, 65444	***	OPEX		***	***	***	***	***
Aug-2020	1	***	42541	***	A		***	***	***	***	***
Aug-2020	2	***	65445, 65446	***	OPEX		***	***	***	***	***
Sep-2020	1	***	33941	***	B		***	***	***	***	***
Sep-2020	3	***	65447, 65448, 65472	***	OPEX		***	***	***	***	***
Oct-2020	1	***	42615	***			***	***	***	***	***
Oct-2020	1	***	42543	***	A		***	***	***	***	***
Oct-2020	1	***	65474	***	OPEX		***	***	***	***	***
Nov-2020	1	***	36733	***	B		***	***	***	***	***
Nov-2020	1	***	65475	***	D OPEX		***	***	***	***	***
Dec-2020	1	***	33940	***	B		***	***	***	***	***
Jan-2021	1	***	35974	***	B		***	***	***	***	***

SA-8
SWA-PA-03729 107813-1F.TXT	Boeing Proprietary	Page 2

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jan-2021	1	***	65450	***	D OPEX		***	***	***	***	***
Jan-2021	1	***	65449	***	OPEX		***	***	***	***	***
Feb-2021	1	***	65451	***	D OPEX		***	***	***	***	***
Mar-2021	1	***	42648	***			***	***	***	***	***
Mar-2021	1	***	65452	***	OPEX		***	***	***	***	***
Apr-2021	3	***	42649, 42650, 42651	***			***	***	***	***	***
Apr-2021	1	***	65454	***	D OPEX		***	***	***	***	***
Apr-2021	1	***	65453	***	OPEX		***	***	***	***	***
May-2021	3	***	42652, 42653, 42654	***			***	***	***	***	***
May-2021	1	***	65455	***	D OPEX		***	***	***	***	***
May-2021	1	***	65456	***	OPEX		***	***	***	***	***
Jun-2021	3	***	42655, 42656, 42670	***			***	***	***	***	***
Jun-2021	1	***	65457	***	D OPEX		***	***	***	***	***
Jul-2021	3	***	42657, 42658, 42671	***			***	***	***	***	***
Jul-2021	1	***	65460	***	D OPEX		***	***	***	***	***
Jul-2021	2	***	65459, 65458	***	OPEX		***	***	***	***	***
Aug-2021	1	***	65461	***	D OPEX		***	***	***	***	***
Sep-2021	2	***	65463, 65462	***	OPEX		***	***	***	***	***
Oct-2021	1	***	65466	***	D OPEX		***	***	***	***	***
Oct-2021	2	***	65465, 65464	***	OPEX		***	***	***	***	***
Nov-2021	1	***	65467	***	D OPEX		***	***	***	***	***
Dec-2021	1	***	65468	***	OPEX		***	***	***	***	***
Jan-2022	1	***	65469	***	D OPEX		***	***	***	***	***
Jan-2022	1	***	65470	***	OPEX		***	***	***	***	***
Mar-2022	2	***	42678, 42679	***			***	***	***	***	***
Apr-2022	3	***	42680, 42681, 42688	***			***	***	***	***	***
May-2022	3	***	42682, 42683, 42684	***			***	***	***	***	***
Jun-2022	3	***	42685, 42686, 42687	***			***	***	***	***	***
Jul-2022	2	***	42689, 42690	***			***	***	***	***	***
Aug-2022	2	***	42693, 42695	***			***	***	***	***	***
Jan-2023	2	***	42560, 42565	***			***	***	***	***	***

SA-8
SWA-PA-03729 107813-1F.TXT	Boeing Proprietary	Page 3

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Feb-2023	2	***	42562, 42564	***			***	***	***	***	***
Mar-2023	1	***	42557	***			***	***	***	***	***
Mar-2023	1	***	36732	***	B		***	***	***	***	***
Apr-2023	1	***	42555	***			***	***	***	***	***
Apr-2023	1	***	38806	***	B		***	***	***	***	***
May-2023	2	***	42594, 42568	***			***	***	***	***	***
Jun-2023	1	***	42581	***			***	***	***	***	***
Jun-2023	1	***	37034	***	A		***	***	***	***	***
Jul-2023	2	***	42597, 42582	***			***	***	***	***	***
Aug-2023	1	***	42593	***			***	***	***	***	***
Aug-2023	1	***	42552	***	A		***	***	***	***	***
Sep-2023	2	***	42601, 42578	***			***	***	***	***	***
Oct-2023	1	***	42605	***			***	***	***	***	***
Oct-2023	1	***	42538	***	A		***	***	***	***	***
Nov-2023	1	***	38815	***	B		***	***	***	***	***
Dec-2023	1	***	42583	***			***	***	***	***	***
Jan-2024	3	***	42611, 42584, 42585	***			***	***	***	***	***
Feb-2024	3	***	42612, 42596, 42599	***			***	***	***	***	***
Mar-2024	3	***	38817, 35968, 35972	***	B		***	***	***	***	***
Apr-2024	2	***	42617, 42606	***			***	***	***	***	***
Apr-2024	1	***	36736	***	B		***	***	***	***	***
May-2024	3	***	42619, 42622, 42608	***			***	***	***	***	***
Jun-2024	1	***	42610	***			***	***	***	***	***
Jun-2024	1	***	42542	***	A		***	***	***	***	***
Jul-2024	2	***	35963, 35967	***	B		***	***	***	***	***
Aug-2024	2	***	42624, 42626	***			***	***	***	***	***
Sep-2024	1	***	42630	***			***	***	***	***	***
Sep-2024	1	***	36730	***	B		***	***	***	***	***
Oct-2024	2	***	42625, 42636	***			***	***	***	***	***
Nov-2024	1	***	42639	***			***	***	***	***	***
Nov-2024	1	***	35971	***	B		***	***	***	***	***

SA-8
SWA-PA-03729 107813-1F.TXT	Boeing Proprietary	Page 4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Dec-2024	2	***	42628, 42640	***			***	***	***	***	***
Dec-2024	1	***	35975	***	B		***	***	***	***	***
Jan-2025	2	***	42633, 42634	***			***	***	***	***	***
Jan-2025	2	***	38804, 38805	***	B		***	***	***	***	***
Feb-2025	3	***	42637, 42641, 42643	***			***	***	***	***	***
Feb-2025	1	***	36729	***	B		***	***	***	***	***
Mar-2025	4	***	42644, 42645, 42646, 42647	***			***	***	***	***	***
Apr-2025	4	***	42659, 42660, 42661, 42662	***			***	***	***	***	***
May-2025	3	***	42663, 42664, 42666	***			***	***	***	***	***
Jun-2025	3	***	42665, 42667, 42669	***			***	***	***	***	***
Jul-2025	3	***	42668, 42672, 42673	***			***	***	***	***	***
Aug-2025	3	***	42674, 42675, 42691	***			***	***	***	***	***
Sep-2025	3	***	42676, 42677, 42694	***			***	***	***	***	***
Oct-2025	3	***	42692, 42696, 42697	***			***	***	***	***	***
Nov-2025	3	***	42698, 42699, 42700	***			***	***	***	***	***
Dec-2025	3	***	42701, 42702, 42703	***			***	***	***	***	***

Total:    210

* ***
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.
† ***

Notes:
1) ***
2) ***

SA-8
SWA-PA-03729 107813-1F.TXT	Boeing Proprietary	Page 5

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Airframe Model/MTOW:	737-7	177,000 pounds	Detail Specification:	D019A008SWA17P-1
Engine Model/Thrust:	CFMLEAP-1B27C(1)	26,400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula	N/A	N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Escalation	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Factor	Price Per A/P	***	***	***	***
Apr-2019	3	***	***	***	***	***	***	***
May-2019	2	***	***	***	***	***	***	***
Aug-2019	2	***	***	***	***	***	***	***
Jan-2023	1	***	***	***	***	***	***	***
Feb-2023	1	***	***	***	***	***	***	***
Mar-2023	1	***	***	***	***	***	***	***
Apr-2023	1	***	***	***	***	***	***	***
May-2023	1	***	***	***	***	***	***	***
Jun-2023	1	***	***	***	***	***	***	***
Jul-2023	1	***	***	***	***	***	***	***
Aug-2023	1	***	***	***	***	***	***	***
Sep-2023	1	***	***	***	***	***	***	***
Oct-2023	1	***	***	***	***	***	***	***
Nov-2023	1	***	***	***	***	***	***	***
Dec-2023	1	***	***	***	***	***	***	***

SA-8
SWA-PA-03729 107953-1F.TXT	Boeing Proprietary	Page 1

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Escalation	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Factor	Price Per A/P	***	***	***	***
Jan-2024	1	***	***	***	***	***	***	***
Feb-2024	1	***	***	***	***	***	***	***
Mar-2024	1	***	***	***	***	***	***	***
Apr-2024	1	***	***	***	***	***	***	***
May-2024	1	***	***	***	***	***	***	***
Jun-2024	1	***	***	***	***	***	***	***
Jul-2024	1	***	***	***	***	***	***	***
Aug-2024	1	***	***	***	***	***	***	***
Sep-2024	1	***	***	***	***	***	***	***
Oct-2024	1	***	***	***	***	***	***	***
Nov-2024	1	***	***	***	***	***	***	***

Total:      30

* ***

Notes:
***

SA-8
SWA-PA-03729 107953-1F.TXT	Boeing Proprietary	Page 2

737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Exhibit A1 to Purchase Agreement Number PA-03729

SWA-PA-03729		SA-8
Page A1-1	BOEING PROPRIETARY

Exhibit A1
737-8 AIRCRAFT CONFIGURATION
Dated December 13, 2011
relating to
BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is Boeing document number D019A008SWA18P-1, revision NEW, released on June 30, 2017. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A1. Such Detail Specification will be comprised of Boeing configuration specification D019A008, Revision O, dated September 30, 2016 as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

SWA-PA-03729		SA-8
Page A1-2	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
0110-000030	MAJOR MODEL 737 AIRPLANE	***	***	***
0110E131A08	MINOR MODEL 737-8 AIRPLANE	***	***	***
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	***	***	***
0170B871A31	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD (BASELINE)	***	***	***
0170C204A96	CARGO LINERS- HEAVY DUTY - FORWARD	***	***	***
0170C204A99	CARGO LINERS- HEAVY DUTY- AFT	***	***	***
0170C430H07	PC - FLIGHT DECK - ROLLER SUNSHADES - DELETION - NUMBER 2 AND 3 WINDOWS - FLIGHT DECK - SFE	***	***	***
0170C939A02	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF	***	***	***
0170D347B33	LAVATORY AFT COMPLEX - TWO ADVANCED LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS	***	***	***
0170D360B56	PC - LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS, NO CURTAIN AND UNIQUE HANDSET FACEPLATE DISPLAY - BOEING SKY INTERIOR	***	***	***
0170D387A08	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	***	***	***
0170D837A13	FLEXIBLE CERTIFICATION	***	***	***
0170E173B00	FLIGHT DECK - TWO OBSERVERS	***	***	***
0170E656A04	AIRFRAME - 737-8	***	***	***
0220E684A09	TYPE CERTIFICATE & CERTIFICATE OF AIRWORTHINESS	***	***	***
0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	***	***	***
0221B463A04	MP-CERT. OF TAKEOFF & LANDING WITH 15 KNOT TAILWIND	***	***	***
0221E029A02	SKID-RESISTANT RUNWAY TAKEOFF WITH ANTISKID SYSTEM INOPERATIVE	***	***	***
0222E052A08	SHORT FIELD PERFORMANCE ENHANCEMENT: INSTALLATION OF TWO POSITION TAIL SKID	***	***	***
0226B694H86	MP - GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY - ACTIVATION - IN LIEU OF PARTIAL PROVISIONS	***	***	***
0226C594A28	GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY- PARTIAL PROVISIONS	***	***	***
0226E437D67	MP- GNSS LANDING SYSTEM (GLS) - CHANGE INCORP- CATEGORY I APPROACH CAPABILITY - ACTIVATION - IN LIEU OF PARTIAL PROVISIONS	***	***	***
0228E437A74	AIRPLANE FLIGHT MANUAL	***	***	***
0252A541A02	ENGLISH UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS - CELSIUS TEMPERATURE	***	***	***

SWA-PA-03729		SA-8
Page A1-3	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	***	***	***
0315E684A03	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHTS	***	***	***
1110E559D06	EXTERIOR NON-REGULATORY MARKINGS	***	***	***
1110E624B44	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	***	***	***
1130E559D12	CARGO COMPARTMENT PLACARDS	***	***	***
1130E559D13	LIGHTED SIGNS - BI-LINGUAL SPANISH/ENGLISH	***	***	***
1130E559D15	INTERIOR PLACARDS AND MARKERS - 737 BOEING SKY INTERIOR	***	***	***
2103E437E01	MP - AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - INSTALLATION	***	***	***
2103E437E14	MP - AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - CHANGE INCORP - INSTALLATION	***	***	***
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	***	***	***
2130-000015	750 FPM CABIN PRESSURE DESCENT RATE	***	***	***
2160-000025	CABIN TEMPERATURE INDICATION - DEGREES FAHRENHEIT	***	***	***
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	***	***	***
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	***	***	***
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	***	***	***
2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING	***	***	***
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	***	***	***
2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	***	***	***
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	***	***	***
2310C410A91	COMMUNICATIONS CONTROL PANELS - DUAL GABLES RADIO TUNING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	***	***	***
2312A639A46	VHF COMMUNICATIONS - ACTIVATION OF KEYLINE TIMER	***	***	***
2312E173A49	VHF COMMUNICATIONS - TRIPLE HONEYWELL ARINC 750 RTA-50D VHF FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 965-1696-021 - BFE/SPE	***	***	***

SWA-PA-03729		SA-8
Page A1-4	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2315E706A59	MP - SATCOM - INSTALLATION OF PARTIAL WIRING AND MOUNTING PROVISIONS - ICG MODEL ICS-300 IRIDIUM SATCOM SYSTEM WITH A SINGLE TOP MOUNTED DUAL ELEMENT IRIDIUM ANTENNA	***	***	***
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	***	***	***
2321-000063	SELCAL - ANNUNCIATION ON AUDIO SELECTOR PANELS	***	***	***
2322C939A05	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	***	***	***
2322C939A06	COMMUNICATIONS MANAGEMENT UNIT (CMU) - DATA LINK RECORDING ACTIVATION	***	***	***
2322E437D59	MP - CMU - INSTALLATION OF WIRING PROVISIONS BETWEEN THE ONBOARD NETWORK SYSTEM (ONS) AND THE COMMUNICATION MANAGEMENT UNIT PROVISIONS	***	***	***
2322E516A03	CMU - INSTALLATION OF HONEYWELL MARK II ARINC 758 LEVEL AOA CMU W/ARINC SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 965-0758-006 - BFE / SPE	***	***	***
2324D197A18	EMERGENCY LOCATOR TRANSMITTER (ELT) - ACR ELECTRONICS AUTOMATIC FIXED - WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - WITH ANTENNA P/N 110-337 - BFE/SPE	***	***	***
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	***	***	***
2331E097A10	PRAM/BMM SYSTEM - PANASONIC - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE	***	***	***
2350A150D50	AUDIO INTEGRATING - INHIBIT AURAL ALERT TRANSMISSIONS THROUGH CAPTAIN, FIRST OFFICER'S AND FIRST OBSERVER'S HEADPHONES	***	***	***
2350B872A08	AUDIO CONTROL PANEL - INTEGRATED SELCAL, CREW CALL, AND SATCOM FUNCTIONS - INSTALLATION - 3 VHF/2 HF	***	***	***
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	***	***	***
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	***	***	***

SWA-PA-03729		SA-8
Page A1-5	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	***	***	***
2351D360C80	PASSENGER CABIN MEDICAL COMMUNICATIONS SYSTEM - BOEING SKY INTERIOR	***	***	***
2371B628B32	VOICE RECORDER AND MICROPHONE/MONITOR - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-001 & P/N 980-6116-001 - BFE/SPE	***	***	***
2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	***	***	***
2371E437C25	MP - VOICE RECORDER - REPLACEMENT - VOICE RECORDER WITH 90 DAY BATTERY IN LIEU OF VOICE RECORDER WITH 30 DAY BATTERY - HONEYWELL INTERNATIONAL INC - BFE	***	***	***
2451B750A96	GALLEY G2 POWER - 17.25 KVA - COMPLETE PROVISIONS	***	***	***
2451B815K32	POWER DISTRIBUTION - WIRING INSTALLATION FOR ADDITIONAL CAPACITY	***	***	***
2451D360M03	MP - MOD STD SEL - GALLEY G4B POWER - REVISION - 12 KVA INSTALLATION AND PROVISIONS FOR 17.25 KVA IN LIEU OF COMPLETE INSTALLATION	***	***	***
2451E447B64	GALLEY G1 & G7 POWER - 12 KVA	***	***	***
2454E484B59	IN-SEAT POWER OUTLETS - INSTALLATION - FULL CABIN WITH 59 USB POWER SUPPLIES AND 175 HIGH POWER USB OUTLETS - ASTRONICS AES - BFE/SPE	***	***	***
2454E484C79	MP - IN-SEAT POWER OUTLETS - DELETION - FULL CABIN WITH 59 USB POWER SUPPLIES AND 175 HIGH POWER USB OUTLETS - ASTRONICS AES - BFE	***	***	***
2500E559K65	MP - CLOSET - REPLACEMENT - FWD RH FULL HEIGHT CLOSET IN LIEU OF FULL HEIGHT/HALF HEIGHT G2 GALLEY - STA 325 - 343 - ENCORE - BFE	***	***	***
2500E559K83	MP - INTERIOR ARRANGEMENT - REVISION - DETACHABLE EMERGENCY EQUIPMENT - BFE	***	***	***
2500E559M56	MP - MOD STD SEL - CABIN INTERPHONE SYSTEMS - ATTENDANT HANDSETS WITH UNIQUE FACEPLATE	***	***	***
2500E559R44	MP - INTERIOR ARRANGEMENT - REVISION - ADDITION OF SLIDE-OUT STOWAGE IN LAVS D & E AND REVISION TO EMERGENCY EQUIPMENT	***	***	***

SWA-PA-03729		SA-8
Page A1-6	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2500E559Y62	MP - NON-CERTIFIED FLYAWAY KIT - ADDITION - FIRST AID KIT BRACKET	***	***	***
2513C410C22	FLIGHT COMPARTMENT ACCOMMODATIONS - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICER'S CONTROL COLUMNS	***	***	***
2513E437A99	LOG BOOK HOLDER - INSTALLATION - ON AFT FACE OF P8 AISLESTAND	***	***	***
2514E559T12	MP - SIDEWALL LINING AND AIR RETURN GRILLE - REVISION - ENHANCED FASTENING PROVISIONS	***	***	***
2520E559D17	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	***	***	***
2520E559L37	MP - PASSENGER COMPARTMENT - REVISION - DECORATIVE LAMINATE - FORWARD MONUMENTS	***	***	***
2523E559E42	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	***	***	***
2525A627A07	DOUBLE ATTENDANT SEAT - WALL MOUNTED - STA 304	***	***	***
2525C204F39	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 304 LH	***	***	***
2525C204F40	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 949 LH	***	***	***
2525C204F41	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 949 RH	***	***	***
2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	***	***	***
2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	***	***	***
2525E559D22	ECONOMY CLASS SEATS - BFE/SPE	***	***	***
2527E559H50	FLOOR COVERING - CARPET - BFE/SPE	***	***	***
2527E559H51	FLOOR COVERING - GALLEY AND ENTRYWAY FLOOR MAT - BFE/SPE	***	***	***
2528C204J16	FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***
2528C204J18	SECOND FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***
2528C204J20	FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***

SWA-PA-03729		SA-8
Page A1-7	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2528C204J22	SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***
2528E559D23	LITERATURE POCKETS	***	***	***
2528E559D24	OVERHEAD STOWAGE BINS - ADDITIONAL FEATURES - 737 BOEING SKY INTERIOR	***	***	***
2529D360B52	FORWARD ATTENDANT WORKSTATION - PANEL & HANDSET - UNIQUE FACEPLATE DISPLAY	***	***	***
2530D383A11	G1 GALLEY - AFT STATION 297 - BFE/SPE	***	***	***
2530E559D10	GALLEY G2 - STA 325-343 - BFE/SPE	***	***	***
2530E559D27	G7 GALLEY - AFT OF DOOR 1, LEFT - AFT STA 374 - BFE/SPE	***	***	***
2530E559D29	GALLEY INSERT PART NUMBERS - BFE/SPE	***	***	***
2530E559K27	MP - GALLEY - REVISION - G1 GALLEY AFT STA 293 IN LIEU OF STA 297	***	***	***
2530E624B45	GALLEY PART NUMBERS - STANDARD EFFORT - BFE/SPE	***	***	***
2530E624B63	GALLEY CHILLER - AFT G4B GALLEY - PROVISIONS	***	***	***
2540D347A92	LA ADVANCED LAVATORY	***	***	***
2540E559D31	LA ADVANCED LAVATORY SELECTABLES	***	***	***
2540E559D32	LD ADVANCED LAVATORY SELECTABLES	***	***	***
2540E559D33	LE ADVANCED LAVATORY SELECTABLES	***	***	***
2540E559N20	MP - LAVATORIES - REVISION - LAVS D AND E - NON-SPACEWALL IN LIEU OF SPACEWALL	***	***	***
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK	***	***	***
2560C410D09	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - EASTERN AERO MARINE INC - P/N P01202-301C - BFE/SPE	***	***	***
2562E559E21	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***	***	***
2562E559K34	MP - OVERWATER EMERGENCY EQUIPMENT - DELETION - LIFE RAFTS - EASTERN AERO MARINE - BFE	***	***	***
2562E559U37	MP - OVERWATER EMERGENCY EQUIPMENT - REPLACEMENT - PASSENGER LIFE VEST - EASTERN AERO MARINE INC - BFE	***	***	***
2564E559D98	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***	***	***

SWA-PA-03729		SA-8
Page A1-8	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2564E559X35	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - DELETION - FIRST AID KIT - MINE SAFETY APPLIANCES CO - BFE	***	***	***
2622E088A14	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINE BOTTLES	***	***	***
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	***	***	***
2841-000012	FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL	***	***	***
2844-000019	FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN U.S. GALLONS	***	***	***
2911-000042	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - EATON (VICKERS) - 10-62167	***	***	***
2911-000044	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) - 10-60556	***	***	***
2911E684D00	MP - AC MOTOR DRIVEN HYDRAULIC PUMPS - INSTALL TWO PARKER (ABEX) IN LIEU OF TWO EATON (VICKERS) - SFE	***	***	***
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	***	***	***
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	***	***	***
3131B628B16	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-009 - BFE/SPE	***	***	***
3131E103A15	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - CATIIIB/IAN/GLS/NPS CAPABLE - WITH ACMS CAPABILITY - ONS - SFE	***	***	***
3131E437C26	MP - FLIGHT DATA RECORDER SYSTEM - REPLACEMENT - FLIGHT DATA RECORDER WITH 90 DAY BATTERY IN LIEU OF FLIGHT DATA RECORDER WITH 30 DAY BATTERY - HONEYWELL INTERNATIONAL INC - BFE	***	***	***
3132E437D35	MP - ARINC 615 PORTABLE DATA LOADER CONNECTOR - INSTALLATION - FLIGHT DECK - P61-4 MAINTENANCE BITE PANEL	***	***	***
3133-000123	ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	***	***	***
3135E437D40	MP - ONBOARD NETWORK SYSTEM - QUICK ACCESS RECORDER - DAR OUTPUT 23300	***	***	***
3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	***	***	***

SWA-PA-03729		SA-8
Page A1-9	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3161C175A22	ENGINE OIL QUANTITY DISPLAY - PERCENT - ENGINE DISPLAY	***	***	***
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	***	***	***
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	***	***	***
3162-000028	RADIO ALTITUDE - BELOW ADI	***	***	***
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	***	***	***
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	***	***	***
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	***	***	***
3162-000044	TCAS RESOLUTION ADVISORY - VSI	***	***	***
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	***	***	***
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	***	***	***
3162-000064	RANGE ARCS - NAVIGATION DISPLAY	***	***	***
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	***	***	***
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	***	***	***
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	***	***	***
3162A627A36	CDS - SOFTWARE ACTIVATION - VNAV SPEED BANDS - ENABLE	***	***	***
3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	***	***	***
3162E437C95	MP - FLIGHT AND NAVIGATION DISPLAYS - LANDING SYS ELECTRONIC PLACARD WORKSHEET - AUXILIARY DISPLAY	***	***	***
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	***	***	***
3245B290A77	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - GOODRICH - INSTALLATION WITH SFE 12 PR, 235 MPH RATED RADIAL TIRES	***	***	***
3245B290A92	BRAKES - CARBON - GOODRICH	***	***	***
3245C927A08	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH 30-PR, 235 MPH RADIAL TIRES	***	***	***
3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	***	***	***

SWA-PA-03729		SA-8
Page A1-10	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3324C195A04	NO SMOKING SIGN - SILK SCREENED SYMBOL AND RETAIN CHIME FUNCTION	***	***	***
3327D380B90	GALLEY LIGHTS - 28 VDC POWER - GALLEY G7 / CLOSET	***	***	***
3327E559L81	MP - GALLEY LIGHTS - 28 VDC POWER - DELETION - GALLEY G7 / CLOSET	***	***	***
3350E097A38	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - NARROW COLOR PHOTOLUMINESCENT	***	***	***
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	***	***	***
3430B866A28	ILS/GPS MULTI-MODE RECEIVER (MMR) - HONEYWELL - P/N 066-50029-1201 - BFE/SPE	***	***	***
3430E437D65
MP - MULTI-MODE RECEIVER (MMR) AND VOR/MARKER BEACON - REPLACEMENT - HONEYWELL 3G MMR P/N 69002600-0101 IN LIEU OF EXISTING HONEYWELL MMR P/N 066-50029-1201 AND HONEYWELL VOR/MARKER BEACON P/N 69001410-100 - BFE
		***	***	***
3430E437D69
MP - MULTI-MODE RECEIVER (MMR) AND VOR/MARKER BEACON - CHANGE INCORP - REPLACEMENT - HONEYWELL 3G MMR P/N 69002600-0101 IN LIEU OF EXISTING HONEYWELL MMR P/N 066-50029-1201 AND HONEYWELL VOR/MARKER BEACON P/N 69001410-100 - BFE
		***	***	***
3431C175A06	NAVIGATION CONTROL PANEL (NCP) - GNSS LANDING SYSTEM (GLS) CAPABLE - GABLES - P/N G7501-01- BFE/SPE	***	***	***
3433C594A98	LOW RANGE RADIO ALTIMETER (LRRA) - CAT IIIB CAPABLE - HONEYWELL - P/N 066-50007-0531- BFE/SPE	***	***	***
3436E640B45	MP - HEAD UP DISPLAY (HUD) SYSTEM - INSTALLATION - SINGLE ROCKWELL COLLINS HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE - STC CERTIFIED - BFE	***	***	***
3443B696L73	SINGLE WEATHER RADAR SYSTEM CONTROL PANEL - HONEYWELL RDR-4000 RADAR SYSTEM - P/N 930-5101-001 - BFE/SPE	***	***	***
3443E032A44	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR - HONEYWELL RDR-4000, VERSION 2 TRANSCEIVER - 930-2000-001 - BFE/SPE	***	***	***
3445C594B01	TCAS SYSTEM - HONEYWELL TCAS COMPUTER P/N 940-0351-001 - TCAS CHANGE 7.1 COMPLIANT - BFE/SPE	***	***	***

SWA-PA-03729		SA-8
Page A1-11	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	***	***	***
3446-000049	500 SMART CALLOUT INHIBITED	***	***	***
3446-000057	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 100, 50, 30, 10	***	***	***
3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) - ENABLE	***	***	***
3451E097A30	VOR/MARKER BEACON - HONEYWELL RECEIVER P/N 69001410-100 - BFE/SPE	***	***	***
3453E052A56	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01212-0301 - ADS-B OUT DO-260B COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	***	***	***
3455D338A05	DISTANCE MEASURING EQUIPMENT (DME) SCANNING INTERROGATOR- HONEYWELL P/N 066-50013-0111 - BFE/SPE	***	***	***
3461A150B73	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT STANDARD INSTRUMENT DEPARTURES (SID'S) - ENABLE	***	***	***
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	***	***	***
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATION DATA LINK (AOC DL) - FEATURE ACTIVATION	***	***	***
3461A425A30	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOINTS- ENABLE	***	***	***
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	***	***	***
3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	***	***	***
3461B430C49	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - REQUIRED NAVIGATION PERFORMANCE (RNP) DEFAULT VALUE CHANGE	***	***	***
3461B696E14	MP - FMCE - ADDITIONAL CONTROL DISPLAY UNIT FIX PAGES - ENABLE	***	***	***
3461B696K97	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - VERTICAL RNP DEFAULT VALUE - REVISION	***	***	***

SWA-PA-03729		SA-8
Page A1-12	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3461C175A11	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIR TRAFFIC SERVICES DATA LINK (ATS DL) - FANS FEATURE ACTIVATION	***	***	***
3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION-SFE	***	***	***
3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	***	***	***
3461C175A34	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	***	***	***
3461C430J05	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - VOR INHIBIT	***	***	***
3461C594A26	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENABLE	***	***	***
3511B873B93	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - SECOND OBSERVER - AV-OX INC - BFE/SPE	***	***	***
3511B873B94	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - FIRST OBSERVER - AV-OX INC - BFE/SPE	***	***	***
3511B873B95	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - AV-OX INC - BFE/SPE	***	***	***
3811-000017	POTABLE WATER - SERVICEABLE TO 40 GALLONS	***	***	***
3812-000002	NO WATER QUANTITY GAUGE - WATER SERVICE PANEL	***	***	***
3832-000076	NO SENSOR FOULED LIGHT - COVER PLATE	***	***	***
3832-000078	NO WASTE QUANTITY GAUGE - COVER PLATE	***	***	***
3910E437A86	AFT ELECTRONICS PANEL ARRANGEMENT WITH TWO RADIO TUNING PANELS AND ARINC 740 PRINTER PROVISIONS	***	***	***
4435E484C78	MP - HIGH SPEED COMMUNICATION - STRUCTURAL PROVISIONS - KU BAND RADOME INSTALLATION - 737 BOEING SKY INTERIOR 159200	***	***	***
4435E484D01	MP - HIGH SPEED COMMUNICATION - PARTIAL PROVISIONS - GLOBAL EAGLE ENTERTAINMENT CABIN NETWORK SYSTEM WITH KU BAND CONNECTIVITY - THREE WIRELESS ACCESS POINTS (WAP) - 737 BOEING SKY INTERIOR	***	***	***

SWA-PA-03729		SA-8
Page A1-13	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
4435E484D80	MP - HIGH-SPEED COMMUNICATIONS - INSTALLATION INTO PARTIAL PROVISIONS - WIRELESS CABIN NETWORK WITH 3 CWLU'S AND KU BAND CONNECTIVITY - GLOBAL EAGLE ENTERTAINMENT - CSE/SPE	***	***	***
4435E484H13	MP - HIGH SPEED COMMUNICATION - REPLACEMENT - TRI-BAND RADOME IN LIEU OF KU BAND RADOME	***	***	***
4435E484H15	MP - HIGH SPEED COMMUNICATION - CHANGE INCORP - REPLACEMENT - TRI-BAND RADOME IN LIEU OF KU BAND RADOME	***	***	***
4610E437C72	MP - GROUND BASED CONNECTIVITY - INSTALLATION - AIRCRAFT WIRELESS LAN UNIT CELLULAR - TELEDYNE CONTROLS - BFE	***	***	***
4610E437E26	MP - ONBOARD NETWORK SYSTEM - ACTIVATION OF ONS-ACARS CMU INTERFACE	***	***	***
4610E437E28	MP - ONBOARD NETWORK SYSTEM - CHANGE INCORP - ACTIVATION OF ONS-ACARS CMU INTERFACE	***	***	***
4610E839A41	MP - ONBOARD NETWORK SYSTEM - REPLACEMENT - AIRCRAFT WIRELESS LAN UNIT - CELLULAR AND WIFI IN LIEU OF CELLULAR GROUND BASED CONNECTIVITY ONLY - TELEDYNE CONTROLS - BFE	***	***	***
5231A561C54	CARGO DOOR - SOLID SKIN	***	***	***
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	***	***	***
5352A298A28	RADOME- NORDAM- SFE	***	***	***
7200D422A12	CFM LEAP-1B ENGINES - 1B28B1 RATING	***	***	***
7200E430E27	MP - CFM LEAP -1B ENGINES - CHANGE INCORP - REVISION - 1B28 RATING IN LIEU OF 1B28B1 RATING	***	***	***
7200E684E22	MP - CFM LEAP -1B ENGINES - REVISION - 1B28 RATING IN LIEU OF 1B28B1 RATING	***	***	***
MISC THRUST	SIDE LETTER PRICING	***	***	***
7900-000116	LUBRICATING OIL - MOBIL JET II	***	***	***
MISC	INTERIOR ALLOWANCE	***	***	***
	TOTALS:	***	***	***

SWA-PA-03729		SA-8
Page A1-14	BOEING PROPRIETARY

737-7 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Exhibit A2 to Purchase Agreement Number PA-03729

SWA-PA-03729-EXA2		SA-8

BOEING PROPRIETARY

Exhibit A2
AIRCRAFT CONFIGURATION
Dated November 13, 2017
relating to
BOEING MODEL 737-7 AIRCRAFT
The Detail Specification is Boeing document number D019A008SWA17P-1, revision NEW, to be released on or about April 1, 2019. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A2. Such Detail Specification will be comprised of Boeing configuration specification D019A008, Revision P, dated May 1, 2017 as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

SWA-PA-03729-EXA2		SA-8

BOEING PROPRIETARY

Exhibit A To
Boeing Purchase Agreement
Price
CR	Title	Per A/C $
0110-000030	MAJOR MODEL 737 AIRPLANE	***
0110E911A01	MINOR MODEL 737-7150 AIRPLANE	***
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	***
0170B871A31	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD (BASELINE)	***
0170C430H07	PC - FLIGHT DECK - ROLLER SUNSHADES - DELETION - NUMBER 2 AND 3 WINDOWS - FLIGHT DECK - SFE	***
0170C939A02	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF	***
0170D387A08	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	***
0170D837A13	FLEXIBLE CERTIFICATION	***
0170E173B00	FLIGHT DECK - TWO OBSERVERS	***
0170E388X59	PC - GALLEY G4B POWER - 12 KVA INSTALLATION AND PROVISIONS FOR 17.25 KVA IN LIEU OF COMPLETE INSTALLATION	***
0170E388X60	PC - LAVATORY AFT COMPLEX - NO CURTAIN AND TRACK	***
0170E526A93	LAVATORY AFT COMPLEX - TWO ADVANCED LAVATORIES WITH ONE DOUBLE ATTENDANT SEAT	***
0170E806A23	CARGO LINERS- HEAVY DUTY - FORWARD	***
0170E806A26	CARGO LINERS- HEAVY DUTY- AFT	***
0170E911A03	AIRFRAME - 737-7	***
0220E308A03	TYPE CERTIFICATE & CERTIFICATE OF AIRWORTHINESS	***
0221-000026	TAKEOFF AND LANDING WITH TAILWIND UP TO 15 KNOTS	***
0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	***
0221E029A02	SKID-RESISTANT RUNWAY TAKEOFF WITH ANTISKID SYSTEM INOPERATIVE	***
0224E173A42	EXTENDED OPERATIONS (ETOPS)	***
0226C594A32	GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY - ACTIVATION	***
0228E308A06	AIRPLANE FLIGHT MANUAL	***
0252A541A02	ENGLISH UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS - CELSIUS TEMPERATURE	***
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	***
0315E447F96	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHTS	***
1110E388X57	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	***
1110E388X58	EXTERIOR NON-REGULATORY MARKINGS	***
1110F086A19	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REPLACEMENT - ETOPS HERO LIVERY	***

SWA-PA-03729-EXA2		SA-8

BOEING PROPRIETARY

1130E308A14	LIGHTED SIGNS - BI-LINGUAL ENGLISH/SPANISH	***
1130E388X53	INTERIOR PLACARDS AND MARKERS	***
1130E559Y11	CARGO COMPARTMENT PLACARDS - ENGLISH ONLY	***
2103D839A04	AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - INSTALLATION	***
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	***
2130-000015	750 FPM CABIN PRESSURE DESCENT RATE	***
2160-000025	CABIN TEMPERATURE INDICATION - DEGREES FAHRENHEIT	***
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	***
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	***
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	***
2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING	***
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	***
2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	***
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	***
2310C410A91	COMMUNICATIONS CONTROL PANELS - DUAL GABLES RADIO TUNING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	***
2310E437G55	MP - COMMUNICATIONS CONTROL PANELS - DELETION OF REDUNDANT WIRING	***
2312A639A46	VHF COMMUNICATIONS - ACTIVATION OF KEYLINE TIMER	***
2312E173A49	VHF COMMUNICATIONS - TRIPLE HONEYWELL ARINC 750 RTA-50D VHF FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 965-1696-021 - BFE/SPE	***
2315D347A65	SATCOM - PARTIAL WIRING AND MOUNTING PROVISIONS - ROCKWELL COLLINS ICS-300 IRIDIUM SATCOM SYSTEM WITH A SINGLE TOP MOUNTED DUAL ELEMENT IRIDIUM ANTENNA	***
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	***
2321-000063	SELCAL - ANNUNCIATION ON AUDIO SELECTOR PANELS	***
2322C939A06	COMMUNICATIONS MANAGEMENT UNIT (CMU) - DATA LINK RECORDING ACTIVATION	***
2322E516A03	CMU - INSTALLATION OF HONEYWELL MARK II ARINC 758 LEVEL AOA CMU W/ARINC SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 965-0758-006 - BFE / SPE	***
2322E516A28	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	***
2324D197A18	EMERGENCY LOCATOR TRANSMITTER (ELT) - ACR ELECTRONICS AUTOMATIC FIXED - WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - WITH ANTENNA P/N 110-337 - BFE/SPE	***

SWA-PA-03729-EXA2		SA-8

BOEING PROPRIETARY

2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	***
2331E097A10	PRAM/BMM SYSTEM - PANASONIC - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE	***
2342E559Y13	CABIN INTERPHONE SYSTEMS - ATTENDANT HANDSETS WITH UNIQUE MARKINGS	***
2350A150D50	AUDIO INTEGRATING - INHIBIT AURAL ALERT TRANSMISSIONS THROUGH CAPTAIN, FIRST OFFICER'S AND FIRST OBSERVER'S HEADPHONES	***
2350B872A08	AUDIO CONTROL PANEL - INTEGRATED SELCAL, CREW CALL, AND SATCOM FUNCTIONS - INSTALLATION - 3 VHF/2 HF	***
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	***
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	***
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	***
2351D360C80	PASSENGER CABIN MEDICAL COMMUNICATIONS SYSTEM - BOEING SKY INTERIOR	***
2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	***
2371E568A71	VOICE RECORDER AND MICROPHONE/MONITOR - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-003 AND P/N 980-6116-001 - BFE/SPE	***
2451-000036	GALLEY G1 POWER - 12 KVA	***
2451A694A83	GALLEY G2 POWER PROVISIONS- 17.25 KVA	***
2500E388Y03	ATTENDANT STATION - PARTIAL PROVISIONS - DOUBLE ATTENDANT SEAT, HANDSET, ATTENDANT WORKLIGHT, EMERGENCY EQUIPMENT, AND ATTENDANT SERVICE UNIT - STA 949 RH	***
2500E559Y59	NON-CERTIFIED FLYAWAY KIT - FIRST AID KIT BRACKETS	***
2513C410C22	FLIGHT COMPARTMENT ACCOMMODATIONS - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICER'S CONTROL COLUMNS	***
2513E437A99	LOG BOOK HOLDER - INSTALLATION - ON AFT FACE OF P8 AISLESTAND	***
2514E388X62	PASSENGER CABIN LINING - ENHANCED AIR RETURN GRILLE FASTENING PROVISIONS	***
2520C995T39	INTERIOR COLOR AND MATERIAL - UNIQUE DECORATIVE LAMINATE - VERTICAL WALLS	***
2520E388X63	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	***
2523E388X64	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	***
2524E388X73	FULL HEIGHT WINDSCREEN/STOWAGE UNIT - AFT OF DOOR 1, LEFT - BFE/SPE	***

SWA-PA-03729-EXA2		SA-8

BOEING PROPRIETARY

2524E388X75	FORWARD RIGHT HAND FULL HEIGHT CLOSET - AFT STA 343 - BFE/SPE	***
2525A627A07	DOUBLE ATTENDANT SEAT - WALL MOUNTED - STA 304	***
2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	***
2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	***
2525E388X66	ECONOMY CLASS SEATS - BFE/SPE	***
2525F135B11	MP - PASSENGER COMPARTMENT SEATS - REVISION - MERIDIAN SEAT UPDATES - ROCKWELL COLLINS INC - BFE	***
2527E388X67	FLOOR COVERING - CARPET - BFE/SPE	***
2527E388X68	FLOOR COVERING - GALLEY AND ENTRYWAY FLOOR MAT - BFE/SPE	***
2528C204J16	FIRST FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT OR LIFE RAFT - 737 BOEING SKY INTERIOR	***
2528C204J20	FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT OR LIFE RAFT - 737 BOEING SKY INTERIOR	***
2528C204J22	SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT OR LIFE RAFT - 737 BOEING SKY INTERIOR	***
2528E388X69	LITERATURE POCKETS	***
2528E388X71	OVERHEAD STOWAGE BINS - 737 BOEING SKY INTERIOR	***
2529C204J81	FORWARD ATTENDANT WORKSTATION - PANEL & HANDSET - BOEING SKY INTERIOR	***
2530E388X74	GALLEY PART NUMBERS - STANDARD EFFORT - BFE/SPE	***
2530E388X76	GALLEY INSERT PART NUMBERS - BFE/SPE	***
2530E388X77	GALLEY CHILLER - AFT G4B GALLEY - PROVISIONS	***
2530E559K26	GALLEY G1 - AFT STATION 293 - BFE/SPE	***
2540D347A92	LA ADVANCED LAVATORY	***
2540E388X78	LA ADVANCED LAVATORY 2.0 SELECTABLES	***
2540E388X79	LD ADVANCED LAVATORY 2.0 SELECTABLES	***
2540E388X80	LE ADVANCED LAVATORY 2.0 SELECTABLES	***
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK	***
2560C410D09	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - EASTERN AERO MARINE INC - P/N P01202-301C - BFE/SPE	***
2562E388X81	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***
2564E388X93	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***

SWA-PA-03729-EXA2		SA-8

BOEING PROPRIETARY

2564F086A27	MP - DETACHABLE EMERGENCY EQUIPMENT - ADDITION - PASSENGER COMPARTMENT - OXYGEN BOTTLE AND MASK - AVOX - BFE	***
2622E088A14	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINE BOTTLES	***
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	***
2841-000012	FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL	***
2844-000019	FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN U.S. GALLONS	***
2911-000042	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - EATON (VICKERS) - 10-62167	***
2911-000043	AC MOTOR-DRIVEN HYDRAULIC PUMPS - PARKER (ABEX) - 10-60556	***
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	***
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	***
3131E103A15	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - CATIIIB/IAN/GLS/NPS CAPABLE - WITH ACMS CAPABILITY - ONS - SFE	***
3131E568A70	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-003 - BFE/SPE	***
3132E437D33	ARINC 615 PORTABLE DATA LOADER CONNECTOR - INSTALLATION - FLIGHT DECK - P61-4 MAINTENANCE BITE PANEL	***
3133-000123	ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	***
3135E526B33	ONBOARD NETWORK SYSTEM - QUICK ACCESS RECORDER - DAR OUTPUT	***
3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	***
3161C175A22	ENGINE OIL QUANTITY DISPLAY - PERCENT - ENGINE DISPLAY	***
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	***
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	***
3162-000028	RADIO ALTITUDE - BELOW ADI	***
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	***
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	***
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	***
3162-000044	TCAS RESOLUTION ADVISORY - VSI	***
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	***
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	***
3162-000064	RANGE ARCS - NAVIGATION DISPLAY	***

SWA-PA-03729-EXA2		SA-8

BOEING PROPRIETARY

3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	***
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	***
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	***
3162A627A36	CDS - SOFTWARE ACTIVATION - VNAV SPEED BANDS - ENABLE	***
3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	***
3162E437C94	FLIGHT AND NAVIGATION DISPLAYS - LANDING SYS ELECTRONIC PLACARD WORKSHEET - AUXILIARY DISPLAY	***
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	***
3245B290A77	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - GOODRICH - INSTALLATION WITH SFE 12 PR, 235 MPH RATED RADIAL TIRES	***
3245B290A92	BRAKES - CARBON - GOODRICH	***
3245C927A08	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH 30-PR, 235 MPH RADIAL TIRES	***
3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	***
3324C195A04	NO SMOKING SIGN - SILK SCREENED SYMBOL AND RETAIN CHIME FUNCTION	***
3350E097A38	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - NARROW COLOR PHOTOLUMINESCENT	***
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	***
3430E717A25	MULTI-MODE RECEIVER (MMR) - HONEYWELL - P/N 69002600-0101 - BFE/SPE	***
3431C175A06	NAVIGATION CONTROL PANEL (NCP) - GNSS LANDING SYSTEM (GLS) CAPABLE - GABLES - P/N G7501-01- BFE/SPE	***
3433E954A02	LOW RANGE RADIO ALTIMETER (LRRA)- CAT IIIB CAPABLE - HONEYWELL - P/N 066-50007-0631 - BFE/SPE	***
3436D972A01	HEAD-UP DISPLAY (HUD) - PARTIAL PROVISIONS FOR SINGLE ROCKWELL COLLINS HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE	***
3436D972A02	HEAD-UP DISPLAY (HUD) - INSTALLATION OF SINGLE ROCKWELL COLLINS HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE - STC CERTIFIED - BFE/SPE	***
3443B696L73	SINGLE WEATHER RADAR SYSTEM CONTROL PANEL - HONEYWELL RDR-4000 RADAR SYSTEM - P/N 930-5101-001 - BFE/SPE	***
3443E032A44	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR - HONEYWELL RDR-4000, VERSION 2 TRANSCEIVER - 930-2000-001 - BFE/SPE	***

SWA-PA-03729-EXA2		SA-8

BOEING PROPRIETARY

3443E706F79	MP - WEATHER RADAR (WXR) SYSTEM - REPLACEMENT - HONEYWELL MODEL RDR-4000 - WITH VERSION 2 SOFTWARE - WXR TRANSMITTER/RECEIVER P/N 930-2000-010 IN LIEU OF P/N 930-2000-001 - BFE	***
3445C594B01	TCAS SYSTEM - HONEYWELL TCAS COMPUTER P/N 940-0351-001 - TCAS CHANGE 7.1 COMPLIANT - BFE/SPE	***
3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	***
3446-000049	500 SMART CALLOUT INHIBITED	***
3446-000057	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 100, 50, 30, 10	***
3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) - ENABLE	***
3453E052A56	ATC SYSTEM - HONEYWELL ATC TRANSPONDER P/N 066-01212-0301 - ADS-B OUT DO-260B COMPLIANT - HONEYWELL CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	***
3455E954A03	DISTANCE MEASURING EQUIPMENT (DME) - SCANNING INTERROGATOR - HONEYWELL P/N 066-50013-1511 - BFE/SPE	***
3461A150B73	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT STANDARD INSTRUMENT DEPARTURES (SID'S) - ENABLE	***
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	***
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATION DATA LINK (AOC DL) - FEATURE ACTIVATION	***
3461A425A30	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOINTS- ENABLE	***
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	***
3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	***
3461B430C49	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - REQUIRED NAVIGATION PERFORMANCE (RNP) DEFAULT VALUE CHANGE	***
3461B696K97	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - VERTICAL RNP DEFAULT VALUE - REVISION	***
3461C175A11	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIR TRAFFIC SERVICES DATA LINK (ATS DL) - FANS FEATURE ACTIVATION	***
3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION-SFE	***
3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	***
3461C175A33	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ADDITIONAL CONTROL DISPLAY UNIT (CDU) FIX PAGES - ENABLE	***

SWA-PA-03729-EXA2		SA-8

BOEING PROPRIETARY

3461C175A34	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	***
3461C430J05	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - VOR INHIBIT	***
3461C594A26	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENABLE	***
3511E837B11	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - FIRST OBSERVER - AVOX - BFE/SPE	***
3511E837B17	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - AVOX - BFE/SPE	***
3511E837B22	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - SECOND OBSERVER - AVOX - BFE/SPE	***
3811-000017	POTABLE WATER - SERVICEABLE TO 40 GALLONS	***
3812-000002	NO WATER QUANTITY GAUGE - WATER SERVICE PANEL	***
3832-000076	NO SENSOR FOULED LIGHT - COVER PLATE	***
3832-000078	NO WASTE QUANTITY GAUGE - COVER PLATE	***
3910E437A86	AFT ELECTRONICS PANEL ARRANGEMENT WITH TWO RADIO TUNING PANELS AND ARINC 740 PRINTER PROVISIONS	***
4435E484D00	HIGH SPEED COMMUNICATION - PARTIAL PROVISIONS - GLOBAL EAGLE ENTERTAINMENT CABIN NETWORK SYSTEM WITH KU BAND CONNECTIVITY - THREE WIRELESS ACCESS POINTS (WAP) - 737 BOEING SKY INTERIOR	***
4435E484D49
HIGH-SPEED COMMUNICATIONS - SYSTEM INSTALLATION INTO PARTIAL PROVISIONS FOR A WIRELESS CABIN NETWORK WITH 3 CABIN WIRELESS LAN UNITS (CWLU) AND KU BAND CONNECTIVITY - GLOBAL EAGLE ENTERTAINMENT - CSE/SPE
***
4435E484D79	HIGH-SPEED COMMUNICATIONS - BROADBAND CONTROL PANEL WITH THREE POSITION SWITCH	***
4435E484D92	HIGH-SPEED COMMUNICATIONS - INSTALLATION - OPERATIONAL SOFTWARE - GLOBAL EAGLE ENTERTAINMENT - CSE/SPE	***
4435E526E63	HIGH-SPEED COMMUNICATIONS - STRUCTURAL PROVISIONS - TRI-BAND RADOME	***
4435E837C85	HIGH-SPEED COMMUNICATIONS - TRI-BAND RADOME INSTALLATION - BLUE COLOR (BAC 51705)	***
4610E526A81	ONBOARD NETWORK SYSTEM - PARTIAL PROVISIONS - GROUND BASED CONNECTIVITY	***
4610E526B92	ONBOARD NETWORK SYSTEM - CELLULAR AND WIFI GROUND BASED CONNECTIVITY - WIRELESS WIDE AREA NETWORK UNIT (WWU) - BFE/SPE	***
4610E526E60	ONBOARD NETWORK SYSTEM - ACTIVATION OF ONS-ACARS CMU INTERFACE	***
5231A561C54	CARGO DOOR - SOLID SKIN	***

SWA-PA-03729-EXA2		SA-8

BOEING PROPRIETARY

5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	***
5352A298A28	RADOME- NORDAM- SFE	***
7200D422A09	CFM LEAP-1B ENGINES - 1B27C RATING	***
MISC THRUST-1	THRUST PRICING ADJUSTMENT FOR SIDE LETTER PRICING	***
7900-000116	LUBRICATING OIL - MOBIL JET II	***
MISC	INTERIOR ALLOWANCE	***

	TOTALS:	***

SWA-PA-03729-EXA2		SA-8

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Supplemental Exhibit BFE2
to Purchase Agreement Number PA-03729

SWA-PA-03729-BFE2		SA-8
	BOEING PROPRIETARY	Page 1

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 737-7 AIRCRAFT

This Supplemental Exhibit BFE2 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	2/1/2018

Galley Inserts	2/1/2018

Seats (passenger)	2/1/2018

Overhead & Audio System	2/1/2018

In-Seat Video System	2/1/2018

Miscellaneous Emergency Equipment	4/1/2018

Cargo Handling Systems* (Single Aisle Programs only)	8/1/2018

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.
Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before ten (10) days after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

SWA-PA-03729-BFE2		SA-8
	BOEING PROPRIETARY	Page 2

2.     On-dock Dates and Other Information.

On or before nine (9) months prior to Aircraft delivery, Boeing will provide to Customer the BFE requirements electronically through My Boeing Fleet (MBF) in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Apr-2019	3	2/20/2019	2/13/2019	12/25/2018	2/13/2019	2/13/2019	2/13/2019	11/9/2018	1/30/2019	10/9/2018	1/15/2019
May-2019	2	3/22/2019	3/15/2019	1/24/2019	3/15/2019	3/15/2019	3/15/2019	12/11/2018	3/1/2019	11/8/2018	2/14/2019
Aug-2019	2	6/24/2019	6/17/2019	4/26/2019	6/17/2019	6/17/2019	6/17/2019	3/13/2019	6/3/2019	2/8/2019	5/17/2019
Jan-2023	1	11/23/2022	11/16/2022	9/27/2022	11/16/2022	11/16/2022	11/16/2022	8/12/2022	11/2/2022	7/12/2022	10/18/2022
Feb-2023	1	12/23/2022	12/16/2022	10/27/2022	12/16/2022	12/16/2022	12/16/2022	9/13/2022	12/2/2022	8/11/2022	11/17/2022
Mar-2023	1	1/20/2023	1/13/2023	11/24/2022	1/13/2023	1/13/2023	1/13/2023	10/11/2022	12/30/2022	9/8/2022	12/15/2022
Apr-2023	1	2/22/2023	2/15/2023	12/27/2022	2/15/2023	2/15/2023	2/15/2023	11/11/2022	2/1/2023	10/11/2022	1/17/2023
May-2023	1	3/22/2023	3/15/2023	1/24/2023	3/15/2023	3/15/2023	3/15/2023	12/9/2022	3/1/2023	11/8/2022	2/14/2023
Jun-2023	1	4/24/2023	4/17/2023	2/24/2023	4/17/2023	4/17/2023	4/17/2023	1/11/2023	4/3/2023	12/9/2022	3/17/2023
Jul-2023	1	5/24/2023	5/17/2023	3/28/2023	5/17/2023	5/17/2023	5/17/2023	2/10/2023	5/3/2023	1/10/2023	4/18/2023
Aug-2023	1	6/22/2023	6/15/2023	4/26/2023	6/15/2023	6/15/2023	6/15/2023	3/13/2023	6/1/2023	2/8/2023	5/17/2023
Sep-2023	1	7/25/2023	7/18/2023	5/29/2023	7/18/2023	7/18/2023	7/18/2023	4/13/2023	7/4/2023	3/13/2023	6/19/2023
Oct-2023	1	8/23/2023	8/16/2023	6/27/2023	8/16/2023	8/16/2023	8/16/2023	5/12/2023	8/2/2023	4/11/2023	7/18/2023
Nov-2023	1	9/22/2023	9/15/2023	7/27/2023	9/15/2023	9/15/2023	9/15/2023	6/13/2023	9/1/2023	5/11/2023	8/17/2023
Dec-2023	1	10/24/2023	10/17/2023	8/28/2023	10/17/2023	10/17/2023	10/17/2023	7/13/2023	10/3/2023	6/12/2023	9/18/2023
Jan-2024	1	11/22/2023	11/15/2023	9/26/2023	11/15/2023	11/15/2023	11/15/2023	8/11/2023	11/1/2023	7/11/2023	10/17/2023
Feb-2024	1	12/25/2023	12/18/2023	10/27/2023	12/18/2023	12/18/2023	12/18/2023	9/13/2023	12/4/2023	8/11/2023	11/17/2023
Mar-2024	1	1/23/2024	1/16/2024	11/27/2023	1/16/2024	1/16/2024	1/16/2024	10/12/2023	1/2/2024	9/11/2023	12/18/2023
Apr-2024	1	2/21/2024	2/14/2024	12/26/2023	2/14/2024	2/14/2024	2/14/2024	11/10/2023	1/31/2024	10/10/2023	1/16/2024
May-2024	1	3/22/2024	3/15/2024	1/25/2024	3/15/2024	3/15/2024	3/15/2024	12/12/2023	3/1/2024	11/9/2023	2/15/2024
Jun-2024	1	4/24/2024	4/17/2024	2/27/2024	4/17/2024	4/17/2024	4/17/2024	1/12/2024	4/3/2024	12/12/2023	3/19/2024
Jul-2024	1	5/22/2024	5/15/2024	3/26/2024	5/15/2024	5/15/2024	5/15/2024	2/9/2024	5/1/2024	1/9/2024	4/16/2024
Aug-2024	1	6/24/2024	6/17/2024	4/26/2024	6/17/2024	6/17/2024	6/17/2024	3/13/2024	6/3/2024	2/9/2024	5/17/2024
Sep-2024	1	7/24/2024	7/17/2024	5/28/2024	7/17/2024	7/17/2024	7/17/2024	4/12/2024	7/3/2024	3/12/2024	6/18/2024
Oct-2024	1	8/22/2024	8/15/2024	6/26/2024	8/15/2024	8/15/2024	8/15/2024	5/13/2024	8/1/2024	4/10/2024	7/17/2024
Nov-2024	1	9/24/2024	9/17/2024	7/29/2024	9/17/2024	9/17/2024	9/17/2024	6/13/2024	9/3/2024	5/13/2024	8/19/2024
Total	30

SWA-PA-03729-BFE2		SA-8
	BOEING PROPRIETARY	Page 3

3.    Additional Delivery Requirements - Import
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.
http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

SWA-PA-03729-BFE2		SA-8
	BOEING PROPRIETARY	Page 4

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1106463R3
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	Open Matters

Reference:	Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the Aircraft program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the Aircraft program develops as follows:
1.    Aircraft Delivery Schedule.

1.1***

1.2     Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such review and discussions, Boeing will use its best commercially reasonable efforts to meet Customer’s fleet needs.

SWA‑PA‑03729‑LA‑1106463R3		SA-8
Open Matters		Page 1
BOEING PROPRIETARY

2.    Reserved.

3.    Other Letter Agreements.
Boeing and Customer acknowledge that as they work together to develop the Aircraft program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute additional letter agreements or amend letter agreements addressing one or more of the following:

3.1    Software.    Additional provisions relating to software and software loading.
3.2    Reserved.
3.3    Reserved.

4.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA‑PA‑03729‑LA‑1106463R3		SA-8
Open Matters		Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA‑PA‑03729‑LA‑1106463R3		SA-8
Open Matters		Page 3
BOEING PROPRIETARY

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1106474R2

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	Option Aircraft

Reference:	Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.    Right to Purchase Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Boeing Model 737‑8 aircraft as option aircraft (Option Aircraft).
2.    Delivery.
The number of Option Aircraft and delivery dates are listed in the Attachment 1 to this Letter Agreement.
3.    Configuration.
3.1    Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for Boeing Model 737‑8 aircraft at the revision level in effect at the time of Definitive Agreement (as defined in Article 0). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2    Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

SWA‑PA‑03729‑LA‑1106474R2		SA-8
Option Aircraft		Page 1
BOEING PROPRIETARY

4.***

5.***

SWA‑PA‑03729‑LA‑1106474R2		SA-8
Option Aircraft		Page 2
BOEING PROPRIETARY

6.***

7. Reserved.

8.***

9.     Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Option Aircraft and cannot be assigned in whole or in part.

10.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations

SWA‑PA‑03729‑LA‑1106474R2		SA-8
Option Aircraft		Page 3
BOEING PROPRIETARY

(including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA‑PA‑03729‑LA‑1106474R2		SA-8
Option Aircraft		Page 4
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-P (5/1/2017)			4Q16 External Fcst
Engine Model/Thrust:	CFMLEAP-1B28(1)	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Non-Refundable Deposit/Aircraft at Def Agreemt:		***

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2022	1	***	***		***	***	***	***	***
Apr-2022	1	***	***	D	***	***	***	***	***
May-2022	1	***	***		***	***	***	***	***
Jun-2022	1	***	***	D	***	***	***	***	***
Jul-2022	1	***	***		***	***	***	***	***
Jul-2022	1	***	***	D	***	***	***	***	***
Aug-2022	1	***	***		***	***	***	***	***
Sep-2022	1	***	***	D	***	***	***	***	***
Oct-2022	1	***	***		***	***	***	***	***
Oct-2022	1	***	***	D	***	***	***	***	***
Nov-2022	1	***	***		***	***	***	***	***
Nov-2022	1	***	***	D	***	***	***	***	***
Dec-2022	1	***	***		***	***	***	***	***

SA-8
SWA-PA-03729-LA1106474 107813.TXT	Boeing Proprietary	Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Dec-2022	1	***	***	D	***	***	***	***	***
Jan-2023	1	***	***		***	***	***	***	***
Jan-2023	1	***	***	D	***	***	***	***	***
Feb-2023	1	***	***		***	***	***	***	***
Feb-2023	1	***	***	D	***	***	***	***	***
Mar-2023	1	***	***		***	***	***	***	***
Mar-2023	1	***	***	D	***	***	***	***	***
Apr-2023	1	***	***		***	***	***	***	***
Apr-2023	1	***	***	D	***	***	***	***	***
May-2023	1	***	***		***	***	***	***	***
May-2023	1	***	***	D	***	***	***	***	***
Jun-2023	1	***	***		***	***	***	***	***
Jun-2023	1	***	***	D	***	***	***	***	***
Jul-2023	1	***	***		***	***	***	***	***
Aug-2023	1	***	***	D	***	***	***	***	***
Aug-2023	1	***	***		***	***	***	***	***
Sep-2023	1	***	***	D	***	***	***	***	***
Sep-2023	1	***	***		***	***	***	***	***
Oct-2023	1	***	***	D	***	***	***	***	***
Oct-2023	1	***	***		***	***	***	***	***
Nov-2023	1	***	***	D	***	***	***	***	***
Nov-2023	1	***	***		***	***	***	***	***
Dec-2023	1	***	***	D	***	***	***	***	***
Dec-2023	1	***	***		***	***	***	***	***
Jan-2024	1	***	***	D	***	***	***	***	***

SA-8
SWA-PA-03729-LA1106474 107813.TXT	Boeing Proprietary	Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jan-2024	1	***	***		***	***	***	***	***
Feb-2024	1	***	***	D	***	***	***	***	***
Feb-2024	1	***	***		***	***	***	***	***
Mar-2024	1	***	***	D	***	***	***	***	***
Mar-2024	1	***	***		***	***	***	***	***
Apr-2024	1	***	***	D	***	***	***	***	***
Apr-2024	1	***	***		***	***	***	***	***
May-2024	1	***	***	D	***	***	***	***	***
May-2024	1	***	***		***	***	***	***	***
Jun-2024	1	***	***	D	***	***	***	***	***
Jun-2024	1	***	***		***	***	***	***	***
Jul-2024	1	***	***	D	***	***	***	***	***
Aug-2024	1	***	***		***	***	***	***	***
Aug-2024	1	***	***	D	***	***	***	***	***
Sep-2024	1	***	***		***	***	***	***	***
Sep-2024	1	***	***	D	***	***	***	***	***
Oct-2024	1	***	***		***	***	***	***	***
Oct-2024	1	***	***	D	***	***	***	***	***
Nov-2024	1	***	***		***	***	***	***	***
Nov-2024	1	***	***	D	***	***	***	***	***
Dec-2024	2	***	***		***	***	***	***	***
Jan-2025	3	***	***		***	***	***	***	***
Feb-2025	3	***	***		***	***	***	***	***
Mar-2025	3	***	***		***	***	***	***	***
Apr-2025	3	***	***		***	***	***	***	***

SA-8
SWA-PA-03729-LA1106474 107813.TXT	Boeing Proprietary	Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
May-2025	3	***	***		***	***	***	***	***
Jun-2025	3	***	***		***	***	***	***	***
Jul-2025	3	***	***		***	***	***	***	***
Aug-2025	3	***	***		***	***	***	***	***
Sep-2025	3	***	***		***	***	***	***	***
Oct-2025	3	***	***		***	***	***	***	***
Nov-2025	3	***	***		***	***	***	***	***
Dec-2025	3	***	***		***	***	***	***	***
Jan-2026	3	***	***		***	***	***	***	***
Feb-2026	3	***	***		***	***	***	***	***
Mar-2026	3	***	***		***	***	***	***	***
Apr-2026	3	***	***		***	***	***	***	***
May-2026	3	***	***		***	***	***	***	***
Jun-2026	3	***	***		***	***	***	***	***
Jul-2026	3	***	***		***	***	***	***	***
Aug-2026	3	***	***		***	***	***	***	***
Sep-2026	3	***	***		***	***	***	***	***
Oct-2026	3	***	***		***	***	***	***	***
Nov-2026	3	***	***		***	***	***	***	***
Dec-2026	3	***	***		***	***	***	***	***
Jan-2027	3	***	***		***	***	***	***	***
Feb-2027	3	***	***		***	***	***	***	***
Mar-2027	3	***	***		***	***	***	***	***
Apr-2027	3	***	***		***	***	***	***	***
May-2027	3	***	***		***	***	***	***	***

SA-8
SWA-PA-03729-LA1106474 107813.TXT	Boeing Proprietary	Page 4

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jun-2027	3	***	***		***	***	***	***	***
Jul-2027	3	***	***		***	***	***	***	***
Aug-2027	2	***	***		***	***	***	***	***

Total:        155

* ***

Note:
(1)***

SA-8
SWA-PA-03729-LA1106474 107813.TXT	Boeing Proprietary	Page 5

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1106475R3

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

References:	1) Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and Model 737-7 aircraft
2) Letter Agreement SWA‑PA‑03729‑LA-1106474 entitled “Option Aircraft” (Option Aircraft Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.***

SWA‑PA‑03729‑LA‑1106475R3		SA-8
***		Page 1
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106475R3		SA-8
***		Page 2
BOEING PROPRIETARY

2.***

3.	Assignment.

Unless otherwise noted herein, ***
to Customer and in consideration
of Customer’s taking title to the Option Aircraft at time of delivery and becoming the operator of the Option Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.	Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing

SWA‑PA‑03729‑LA‑1106475R3		SA-8
***		Page 3
BOEING PROPRIETARY

accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA‑PA‑03729‑LA‑1106475R3		SA-8
***		Page 4
BOEING PROPRIETARY

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1106476R2
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of Aircraft General Terms Agreement dated as of December 13, 2011 identified as SWA-AGTA between Boeing and Customer (AGTA). This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.	***

SWA‑PA‑03729‑LA‑1106476R2		SA-8
***		Page 1
BOEING PROPRIETARY

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

2. ***

3. Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA‑PA‑03729‑LA‑1106476R2		SA-8
***		Page 2
BOEING PROPRIETARY

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

4. Confidentiality.     Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA‑PA‑03729‑LA‑1106476R2		SA-8
***		Page 3
BOEING PROPRIETARY

SWA-PA-03729-LA-1106484R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Defined Terms: The following capitalized terms have the following meaning:
1.1    ***
1.2     ***
1.3     Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter.

2. ***

3. ***

SWA-PA-03729-LA-1106484R1		SA-8
***		Page 1
BOEING PROPRIETARY

4. ***

5. ***

SWA-PA-03729-LA-1106484R1		SA-8
***		Page 2
BOEING PROPRIETARY

6. ***

7.    Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

8.    Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a

SWA-PA-03729-LA-1106484R1		SA-8
***		Page 3
BOEING PROPRIETARY

confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA-PA-03729-LA-1106484R1		SA-8
***		Page 4
BOEING PROPRIETARY

Attachment A
***

SWA-PA-03729-LA-1106484R1		SA-8
***		Page 5
BOEING PROPRIETARY

Attachment B
***

SWA-PA-03729-LA-1106484R1		SA-8
***		Page 6
BOEING PROPRIETARY

Attachment B
***

SWA-PA-03729-LA-1106484R1		SA-8
***		Page 7
BOEING PROPRIETARY

Attachment B
***

SWA-PA-03729-LA-1106484R1		SA-8
***		Page 8
BOEING PROPRIETARY

Attachment B
***

SWA-PA-03729-LA-1106484R1		SA-8
***		Page 9
BOEING PROPRIETARY

Attachment B
***

SWA-PA-03729-LA-1106484R1		SA-8
***		Page 10
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1301170R2
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    ***

Reference:        Purchase Agreement No. PA‑03729 (Purchase Agreement) between The
Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. ***

SWA‑PA‑03729‑LA‑1301170R2		SA-8
***		Page 1
BOEING PROPRIETARY

2. ***

3.    Assignment.
Unless otherwise noted herein, ***described in this Letter Agreement are provided ***in consideration of Customer’s taking title to the 737-7 Aircraft at time of delivery and becoming the operator of the 737-7 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4. Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance,

SWA‑PA‑03729‑LA‑1301170R2		SA-8
***		Page 2
BOEING PROPRIETARY

administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA‑PA‑03729‑LA‑1301170R2		SA-8
***		Page 3
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106467R2
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement No.PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. ***

SWA‑PA‑03729‑LA‑1106467R2		SA-8
***		Page 1
BOEING PROPRIETARY

2. ***

3.    Assignment.
Unless otherwise noted herein, ***described in this Letter Agreement are provided ***in consideration of Customer’s taking title to the 737-8 Aircraft at time of delivery and becoming the operator of such 737-8 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar

SWA‑PA‑03729‑LA‑1106467R2		SA-8
***		Page 2
BOEING PROPRIETARY

to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA‑PA‑03729‑LA‑1106467R2		SA-8
***		Page 3
BOEING PROPRIETARY